                                                                   EXHIBIT 10.17

                                    FORM OF

                              FORMATION AGREEMENT


     THIS FORMATION AGREEMENT (this "Agreement") is made and entered into as of the___ day of ________, 1997 by and among (i) PRIME GROUP REALTY TRUST, a Maryland real estate investment trust (the "Company"), (ii) PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "Operating Partnership"), (iii) PRIME GROUP REALTY SERVICES, INC., a Delaware corporation ("Services Company"), (iv) THE PRIME GROUP, INC., an Illinois corporation ("PGI"), (v) PRIME GROUP LIMITED PARTNERSHIP, an Illinois limited partnership ("PGLP").

                                   RECITALS:
                                   --------

     A. The Company is a recently organized real estate investment trust formed for the purpose of, among other things, acquiring substantially all of the office and industrial real estate business and operations of PGI and its affiliates (including, without limitation, PGI's contractual rights to acquire additional office and industrial properties). Concurrently with the contributions contemplated by this Agreement, the Company will issue in an initial public offering (the "Offering") Common Shares of Beneficial Interest in the Company (the "Common Shares").

     B. The business and operations of the Company will be conducted through the Operating Partnership and the Services Company. The Operating Partnership will issue limited partnership interests (the "Common Units") to the Company and to other entities, including PGLPs and/or its affiliates, in connection with contributions contemplated hereby and the other transactions contemplated to occur in connection with the formation of the Company and the Offering (the "Formation Transactions").

     C. PGI and PGLP [OTHERS?](collectively, the "Prime Transferors") desire to convey to the Company and to the Operating Partnership all of their respective right, title and interest in and to (i) the entities identified on Schedule 1 hereto (such entities being hereinafter referred to collectively as the "Prime Entities"), together with all other interests of PGI and PGLP in and to each of the businesses and facilities operated and owned by the Prime Entities (all of such ownership interests in the Prime Entities and all of such other assets being together referred to herein as the "Prime Projects") and (ii) the entities identified on Schedule 2 hereto (such entities being hereinafter referred to collectively as the "Prime Contribution Entities" and together with the Prime Entities, the "Contributed Entities"), together with all other interests of PGI and PGLP in and to each of the businesses and facilities operated and owned by the Prime Contribution Entities (all of such ownership interests in the Contributed Entities and all of such other assets being together referred to herein as the "Contributed Projects").

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     D.  PGI has entered into (i) that certain option agreement dated as of
August 4, 1997 (the "Lumbermen Agreement") with Lumbermens Mutual Casualty Company, an Illinois insurance corporation ("Lumbermen"), pursuant to which Lumbermen granted to PGI an option to purchase all right, title and interest of Lumbermen in the LMCC 77 Subordinate Loan Interests (as defined in the Lumbermen Agreement) and (ii) that certain Amended and Restated Agreement dated as of July 15,1997 (the "Kemper Subordinate Agreement") by and among Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"), Federal Kemper Life Assurance Company, an Illinois insurance corporation ("FKLA"), KILICO Realty Corporation an Illinois corporation ("KRC"), FKLA Realty Corporation, an Illinois corporation ("FRC"), KR 77 Fitness Center, Inc., a Delaware corporation ("KR Fitness"), 77 West Wacker Limited Partnership, an Illinois limited partnership ("77 L.P."), K/77 Investors Limited Partnership, an Illinois limited partnership ("K/77 L.P."), PGLP and Prime 77 Fitness Center, Inc., an Illinois corporation; (KILICO, FKLA, KRC, FRC and KR Fitness are hereinafter referred to as the "Kemper Parties") pursuant to which the Kemper Parties have granted to PGI an option to purchase all right, title and interest of the Kemper Parties to the Subordinate Loan Documents (as defined therein); such interests, among other things, encumber the real estate commonly known as 77 West Wacker Drive, Chicago, Illinois, owned by 77 West Wacker Limited Partnership;

     E. PGI has entered into that certain (i) letter agreement dated July 18, 1997 (the Triad Agreement") with KILICO, KRC and KRC Portfolio Corp. and (ii) Option To Purchase Partnership Interests dated as of June 17, 1994 but made effective as of March 22, 1994, as amended by that certain First?Amendment To Option To Purchase Partnership Interests dated as of January 21, 1997 and that certain Second Amendment To Option To Purchase Partnership Interests dated as of July 15, 1997) (as amended, the "Partnership Option Agreement"), pursuant to which it has the right to acquire the partnership interests in 77 L.P. and K/77 L.P. held by one or none of the Kemper Parties and PGI has agreed to convey and assign to the Operating Partnership, the rights to receive certain partnership interests as hereinafter described from the applicable Kemper Parties, and the Operating Partnership has agreed to assume the obligation to pay the purchase price therefor as set forth in the Triad Agreement and the Partnership Option Agreement (the Lumbermens Agreement, the Kemper Subordinate Agreement, the Triad Agreement and the Purchase Option Agreement and the related agreements and documents are hereinafter referred to as the "Kemper Agreements").

     F. The Prime Transferors desire to convey to the Operating Partnership all of their respective right, title and interest in substantially all the assets and liabilities relating to their office and industrial development, leasing and management business, which assets and liabilities are set forth on Schedules 3 and 4 attached hereto (collectively, the "Contributed Personal Property").

     G. PGI has entered into that certain Contribution Agreement dated as of July 8, 1997 with (i) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated June 15, 1982 and known as Trust No. 10-40113-09, (ii) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated September 7, 1994 and known as Trust No. 11-9051, (iii) LaSalle National Trust, N.A., not personally, but

                                       2

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solely as Trustee under Trust Agreement dated March 30, 1984 and known as Trust
No. 11-107825, (iv) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1358, (v) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1357, (vi) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated January 17, 1974 and known as Trust No. 286-34, (vii) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated October 15, 1995 and known as Trust No. 11-9869, (viii) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated December 1, 1987 and known as Trust No. 11-2868, (ix) 310 ERA Limited Partnership, (x) MacArthur Drive Properties, (xi) CLE Limited Partnership, (xii) 500 Lindberg Limited Partnership, (xiii) 515 Huehl Limited Partnership, (xiv) 555 Huehl Limited Partnership, (xv) Sky Harbor Associates,
(xvi) 1001 Technology Way, LLC, (xvii) The Grandville Road Limited Partnership and (xviii) Industrial Building and Development Company (collectively, the "Contributors") pursuant to which the Contributors will contribute their interests in such entities to the Operating Partnership in exchange for Common Units.

     H.  [PGI] has entered those certain purchase agreements set forth on
Schedule 5 hereto (the "Facility Acquisition Agreements" and the parties thereto other than PGI, the "Facility Transferors") pursuant to which [PGI] has the contractual right to acquire the certain office and industrial facilities owned by the Facility Transferors as set forth on Schedule 5 hereto.

     I. PGI has agreed to convey and assign to the Operating Partnership or its designee all of PGI's rights under the Facility Acquisition Agreements, and the Operating Partnership has agreed to assume PGI's obligations under the Facility Acquisition Agreements.

     J. PGLP has entered into that certain Asset Purchase Agreement dated ________ (the "Management Purchase Agreement") with Continental Offices. Ltd. and Continental Offices Realty Ltd. (collectively, "Continental") providing forth requisition of certain assets of Continental, including without limitation, the contractual rights of Continental set forth on Schedule 6 hereto (the "Management Agreements").

     K. PGLP has agreed to convey and assign to the Operating Partnership or its designee all of PGLP's rights under the Management Purchase Agreement, and the Operating Partnership has agreed to assume PGLP's obligations under the Management Purchase Agreement.

     L.  PGI has entered into those certain option agreements set forth on
Schedule 7 hereof (the "Land Option Agreements") pursuant to which it has been granted the right to purchase the real estate indicated on Schedule 7 hereto.

     M. PGI has agreed to convey and assign to the Operating Partnership or its designee all of PGI's rights under the Land Option Agreements, and the Operating Partnership has agreed to assume PGI's obligations under the Land Option Agreements.

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     N.  PGI has prior to the date hereof consummated the transactions pursuant to which it acquired the Prime Contribution Properties pursuant to that certain agreement dated ____________________ (the "Acquisition Agreement") and it desires to contribute to the Operating Partnership its contractual rights to indemnification as set forth in the Acquisition Agreement, and the Operating Partnership wishes to assume such rights.

     O. The parties desire to enter into this Agreement to set forth their understanding with respect to the manner in which the Company, Operating Partnership or their designee will acquire interests in the Contributed Projects, the Contributed Personal Property, the operations relating thereto and the rights of PGI and PGLP under the Contributed Contracts (as hereinafter defined) in exchange for Common Units, cash and the assumption of certain liabilities.

                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. TRANSFER OF CONTRIBUTED ENTITIES, CONTRACTUAL RIGHTS AND CERTAIN OTHER ASSETS. As part of a single plan, on the Closing Date (as hereinafter defined) the Prime Transferors will convey to the Company, the Operating Partnership, or their designees, (w) their interests in the Contributed Entities, (x) the contractual rights of PGI and PGLP under the Kemper Agreements, the Facility Acquisition Agreements and the Management Purchase Agreement, (y) the Contributed Personal Property and (z) the contractual rights of PGI under the Land Option Agreements and the Acquisition Agreement (the Kemper Agreements, the Facility Acquisition Agreements, the Management Purchase Agreement, the Land Option Agreements and the Acquisition Agreement are hereinafter referred to collectively as the "Contributed Contracts") in consideration for, among other things, the issuance by the Operating Partnership of Common Units (which are exchangeable into Common Shares subject to the terms and conditions of that certain exchange rights agreement dated the date hereof) to the Prime Transferors or their designees as provided in Section 3 hereof (all of the foregoing being hereinafter collectively referred to as, the "Contributed Assets"), the assumption by the Company, the Operating Partnership or their designee of the liabilities associated with the Contributed Projects, the Contributed Contracts and the other Contributed Assets referred to herein and the cash payments required to be made in accordance with Section 4 hereof, all in a transaction designed to meet the requirements of section 351(a) of the Code. The Company and the Operating Partnerships will acquire the Contributed Projects subject to the existing debt, liabilities and contractual and other obligations of such Contributed Entities existing on the date hereof.

          In furtherance of the foregoing, on the Closing Date:

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          (a) PGI shall transfer to the Operating Partnership the following:

               (i) the general partnership interests, the limited partnership interests and limited liability company interests owned by PGI and set forth on Schedules 1 and 2 hereof.

               (ii) All of its right, title and interest in the Facility Acquisition Agreements, the Kemper Agreements, the Acquisition Agreement and the Land Option Agreements.

               (iii) All of its interests in all other assets and properties of the office and industrial real estate division of PGI and its affiliates, all as more fully described on Schedule 3 hereto.

          (b) PGLP shall transfer to the Operating Partnership the following:

               (i) The general partnership interests, limited partnership interests and limited liability company interests set forth on Schedule 1 and 2 hereof.

               (ii) all of its rights under the Kemper Agreements and the Management Purchase Agreement.


          (c) PGLP shall transfer to the Company a one percent (1%) limited partnership interest in the entities listed on Schedules 1 and 2 hereof.

     2. CERTAIN DISTRIBUTIONS. On or prior to the Closing Date, the Prime Transferors shall have the right to receive distributions from the Contributed Entities, net of all advances to PGI by the Contributed Entities.

     3. ISSUANCE OF COMMON UNITS. In partial consideration of the transfer of the assets provided for in Section 1, on the Closing Date, the Operating Partnership shall issue an aggregate of [__________] of its Common Units to [PGI and PGLP]. All such Common Units shall be fully paid and nonassessable.

     4.  ASSUMPTION OF LIABILITIES; CERTAIN PAYMENTS.

          (a) As further consideration for the transfer of the assets by the Prime Transferors to the Company, the Operating Partnership or their designees as provided for in Section 1, on the Closing Date the Operating Partnership will enter into an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto pursuant to which the Operating Partnership shall assume all of the outstanding liabilities of each Prime Transferor with respect to the Contributed Assets (including the assets and operations of the Contributed Projects, the Contributed Contracts and the operations of the office and industrial real estate division of PGI), whether or not reflected on the books and records of the Prime Transferors

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or the Contributed Entity, and whether known or unknown, accrued or unaccrued, absolute, contingent or otherwise.

          (b) In addition, on the Closing Date, the Operating Partnership or its designee will make cash payments as described in Schedule 8 to this Agreement.

     5. CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the day (the "Closing Date") immediately following the day that all of the conditions precedent of the parties under this Agreement have been met or waived by the party entitled to the benefit thereof, but in any event no later than the date of closing of the Offering.

     6.  REPRESENTATIONS AND WARRANTIES.

          (a) Each of PGI and PGLP hereby represents and warrants to the Company and the Operating Partnership as follows (except as set forth in the Disclosure Schedule attached hereto as Schedule 9):

          (i) Organization; Authority. Each of PGI and PGLP and each of the Contributed Entities (collectively, the "Applicable Partnerships"), are either (A) in the case of such Persons (as hereinafter defined) which are corporations, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation or (B) in the case of such Persons which are partnerships or trusts, a partnership or trust, as the case may be, duly formed, validly existing and in good standing (to the extent applicable) under the laws of its jurisdiction of formation. Each of PGI and PGLP has the requisite authority to enter into and perform its obligations under this Agreement. For the purposes hereof, "Person" means a natural person, partnership, corporation, limited liability company, association, joint stock company, trust, estate, joint venture, unincorporated organization or other entity.

          (ii) Due Authorization; Binding Agreement. The execution, delivery and performance of this Agreement by each of PGI and PGLP has been duly and validly authorized by all necessary action of each of PGI and PGLP. This Agreement has been duly executed and delivered by each of PGI and PGLP, and constitutes a legal, valid and binding obligation of each of PGI and PGLP, enforceable against each of PGI and PGLP in accordance with the terms hereof, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally or general principles of equity.

          (iii) Consents and Approvals. No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other Person (as hereinafter defined) is required to be made, obtained or given by any Applicable Partnership in connection with the execution, delivery and performance of this Agreement, except for such consents, approvals or authorizations which have been obtained or for which the failure to obtain would not have a Material Adverse Effect.

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     For the purposes hereof, "Material Adverse Effect" means a material adverse effect on the business, assets or financial condition of the Company and its affiliates, taken as a whole.

          (iv) No Violation. None of the execution, delivery or performance of this Agreement by either of PGI or PGLP does or will, with or without the giving of notice, lapse of time or both, (A) violate, conflict with or constitute a default (which violation, conflict or default would result in a Material Adverse Effect) under any term or condition of (y) the organizational documents of any Applicable Partnership or any Significant Agreement (as defined below) to which any Applicable Partnership is a party or by which it is bound, or (z) any term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to an Applicable Partnership or (B) result in the creation of any Lien or other encumbrance upon the interest of either of PGI or PGLP in any Contributed Entity or the assets or properties of the Contributed Entities. For the purposes hereof, "Liens" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance for the payment of money, lien (statutory or otherwise), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, but not limited to, any conditional sale or other title retention agreement or the interest of a lessor under a capital lease.

          (v) Ownership of the Contributed Entities. Other than for the interests of the Kemper Parties which are to be acquired by the Operating Partnership and the Company on the date hereof, each of PGI and PGLP is the sole owner of the partnership interests of a Contributed Entity contributed by either PGI or PGLP to the Company or the Operating Partnership (the "Contributed Partnership Interests") and has good and valid title to such interests, free and clear of all Liens (as hereinafter defined). The Contributed Partnership Interests have been issued in compliance with the partnership agreements (as then in effect) of the Contributed Entities and were not issued in violation of any federal or state securities laws. There are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or to otherwise acquire any securities or obligations of any kind convertible into any partnership interest or other equity interests or profit participation of any kind in the Contributed Entities or the real estate owned by them (the "Properties")(or any part thereof).

          (vi) Compliance with Laws. Each of the Prime Entities has complied with all laws (excepting, however, Environmental Laws (as hereinafter defined), which are specifically covered by subsection (vii) below) applicable to the conduct of the business of the Prime Properties and the ownership, use and operation of the Property owned by a Prime Property and has obtained all licenses and permits required for the conduct thereof, except where the failure to so comply or obtain could not have a Material Adverse Effect. To the best of the knowledge of each of PGI and PGLP, (A) such licenses and permits are in full force and effect and (B) neither PGI nor PGLP has received any notice of violation from any federal, state or municipal entity or notice of

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     an intention by any such government entity to revoke any certificate of occupancy or other certificate, license or permit issued by it in connection with the use of any of the Properties owned by a Prime Entity, that in each case has not been cured or otherwise resolved to the satisfaction of such government entity, except where such failure or such action could not have a Material Adverse Effect. For the purposes hereof, "Environmental Laws" means all federal, state and local laws, ordinances and rules of common law relating to environmental safety or health matters, including those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the release or threatened release of hazardous substances and the generation, use, storage, transportation or disposal of hazardous substances.

          (vii) Environmental Matters. Except as disclosed in environmental reports, no Prime Entity has knowingly caused or permitted any Hazardous Material (as defined under applicable Environmental Laws) to be improperly maintained or disposed of on, under or at the Prime Property's Property or any part thereof in violation of any Environmental Law. To the knowledge of each of PGI and PGLP and except for such matters as disclosed in environmental reports and except for such matters as would not have a Material Adverse Effect: (A) the Prime Properties are in compliance, and have heretofore complied, with all Environmental Laws, (B) none of the Prime Properties has received any written notice from any governmental unit or other person that it, its current or former operations or the properties now or heretofore owned, leased or used by it or any of its predecessors, are not or have not been in compliance with the Environmental Laws or that it has any material liability with respect thereto, (C) there are no administrative, regulatory or judicial proceedings pending or threatened against the Prime Entities pursuant to, or alleging any material violation of, or material liability under, any Environmental Laws, (D) none of the properties now or heretofore owned, leased or used by the Prime Entities has been used as a disposal site for any Hazardous Materials.

          (viii) Ownership of Properties. With respect to each of the Prime Entities, said Prime Entity (A) is the sole owner of the Property as indicated on the Schedules hereto and (B) has good, valid and marketable title to such Property, free and clear of all Liens (as hereinafter defined) other than the Permitted Exceptions. For purposes hereof, "Permitted Exceptions" shall mean with respect to real property or any interest or estate therein owned by any Persons:

               A. Liens or deposits made to secure the release of such Liens, securing taxes, the payment of which is at the time not delinquent or the payment of which is actively being contested in good faith by appropriate proceedings diligently pursued and for which appropriate reserves shall have been established on the Applicable Partnership's books in accordance with generally accepted accounting principles consistently applied ("GAAP");

               B. attachments, judgments and other similar Liens arising in connection with court or administrative proceedings, provided that the execution or other enforcement of such Liens is effectively stayed or secured and the claims

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          secured by such Liens are actively being contested in good faith by appropriate proceedings diligently pursued and for which appropriate reserves shall have been established on the Applicable Partnership's books in accordance with GAAP;

               C. zoning laws and ordinances; provided that the Prime Entities' Property is not in violation thereof and that such laws and ordinances do not require the demolition, vacation or cessation of the present use of such Property or require the discontinuance of the use of all or any material portion of such Property as an office or industrial building;

               D. any laws, ordinances, deeds of trust, mortgages, Liens, easements, rights of way, restrictions, exemptions, reservations, conditions, limitations, covenants, adverse rights or interests and other matters described as exceptions on the Disclosure Schedule; provided that the applicable Property is not in violation thereof and the same do not require the demolition, vacation or cessation of the present use of such Property or require the discontinuance of the use of all or any material portion of such Property as an office or industrial building;

               E. any other easements, rights of way, restrictions, exceptions, reservations, conditions, limitations, covenants, adverse rights or interests, licenses, minor irregularities in title and other similar encumbrances which do not in the aggregate have a Material Adverse Effect;

               F. any law or governmental regulation or other right of any governmental unit, which (Y) requires the person to maintain certain facilities or perform certain acts as a condition of its occupancy or use of its assets and properties, or (Z) condemns, appropriates or recaptures the person's assets or property; and

               G. Liens imposed by laws, such as carriers', warehouseman's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves shall have been established as of the date hereof on the Applicable Partnership's books in accordance with GAAP.

          (ix) Tenant Leases. The rent roll described in subparagraph (xviii) below lists each of the leases to which a Prime Entity is a party which is currently in effect with respect to the Property owned by such Prime Entity, as the same have been amended or modified to the date hereof. The parties hereto acknowledge that the Disclosure Schedule does not list, and neither PGI nor PGLP makes any representation with respect to, (A) subleases, concessions, or license agreements which may have been entered into by tenants or subtenants or (B) license or concession agreements which have terms not in excess of sixty (60) days; provided that, in the case of a sublease or assignment, each of

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     PGI and PGLP represents that the tenant listed in the rent roll described in subparagraph (xvii) below remains liable for the performance of the lease.

          (x) Absence of Undisclosed Liabilities and Contractual Obligations. Except for liabilities arising in the ordinary course of business, since the date of the Applicable Partnerships' most recent financial statements and for those matters specifically and adequately accrued or reserved for in the financial statements of the Applicable Partnerships, the Prime Entities have no liabilities of any material nature, required by GAAP to be included in the financial statements of such Prime Property, and which would have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of each of PGI and PGLP, there are no Significant Agreements of the Prime Properties other than as set forth in the Disclosure Schedule and other than debt instruments which are reflected in the most recent financial statements of the Applicable Partnership delivered to the Company. For purposes hereof, "Significant Agreement" of a Prime Property means and includes any of the following to which such Person is a party or by which such Person or any of its assets or properties may be subject or bound, in each such case as amended and currently in effect, inclusive of any waivers relating thereto:

          A. all agreements, instruments and documents evidencing or securing the contractual obligations of the Prime Property that involve annual payments in excess of $[100,000];

          B. all leases where the Prime Property is the lessee (including capital leases), contracts, agreements or commitments (whether written or oral) that are not terminable without penalty on not more than 90 days' notice and that involve annual gross payments in excess of $[100,000];

          C.  all ground leases where the Prime Property is a ground lessee; and

          D.  all reciprocal easement agreements affecting the Prime
              Properties.

          (xi) Significant Agreements; Binding Agreements. To the knowledge of PGI and PGLP, each of the Significant Agreements is valid and binding obligation of the applicable Prime Entity enforceable against the Prime Entity party thereto in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally and general equitable principles.

          (xii) Litigation. There are no claims, actions, suits or proceedings pending, and, to the knowledge of each of PGI and PGLP, there are no investigations pending or claims, actions, suits, proceedings or investigations threatened, before any court, governmental unit or any arbitrator with respect to the Prime Entities in which an adverse determination would have a Material Adverse Effect.

          (xiii) Property Improvements. To the knowledge of each of PGI and PGLP, the improvements at each Property owned by a Prime Property is in good condition and repair, ordinary wear and tear excepted, and has not suffered any material casualty or other material damage which has not been repaired in all material respects. To the knowledge of each of PGI and PGLP except as previously disclosed, there is no material latent or patent structural, mechanical or other significant defect or deficiency in the improvements owned by a Prime Entity.

          (xiv) Condemnation Proceedings. No proceedings have been commenced, or, to the knowledge of each of PGI and PGLP, threatened, by an authority having the power of eminent domain to condemn any part of any Property owned by a Prime Entity or any improvements thereon or, to the knowledge of each of PGI and PGLP, any property owned by a party to a reciprocal easement agreement affecting any Prime Entity, except such as would not have a Material Adverse Effect.

          (xv) Bankruptcy and Insolvency. To the knowledge of each of PGI and PGLP, none of the tenants now occupying any Prime Property, is the subject of any bankruptcy, reorganization, insolvency or similar proceedings.

          (xvi) Rent Roll. The rent roll for the Property owned by a Prime Entity, dated ______________, 1997, is true, correct and complete and there are no prospective tenant cancellation rights, prospective renewal or extension options or future rent abatements or unpaid tenant concessions or other unpaid landlord obligations other than those summarized on such rent roll, except in each case to the extent any inaccuracies would not, individually or in the aggregate, have a Material Adverse Effect.

          (xvii) Neither PGI nor PGLP is a "foreign person" within the meaning of Section 1445 (f) of the Code nor a "foreign partner" within the meaning of Section 1446 of the Code.

          (xviii) Neither PGI nor PGLP owns, directly or indirectly, (i) five percent (5%) or more of the total combined voting power of all classes of stock entitled to vote, or five percent (5%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant in a Prime Entity or (ii) an interest of five percent (5%) or more in the assets or net income of any tenant in a Prime Entity.

          (xix) To the knowledge of each of PGI and PGLP, no condition exists which, with the giving of notice or the passage of time, or both, would permit any party to cancel its obligations under any reciprocal easement agreement to which any Prime Property is a party or to be relieved of its operating covenants thereunder, except as set forth in the rent roll described in subparagraph (xvii) above.

          (xx) Neither PGI nor PGLP has received or been informed in writing of the receipt of any written notice which is still in effect that there is any violation of a condition or agreement contained in any easement, restrictive covenant or any similar instrument or agreement affecting any Property or any portion thereof.

          (b) For the purposes of the representations and warranties made pursuant hereto, a statement that a fact is true to "the knowledge" means, that after reasonable investigation, none of the following Persons actually knows such statement to be untrue: _____________, ______________, and ______________.
For purposes of this Agreement, any written notice given to the on-site property manager of a Property shall be deemed to have been given to the Contributed Entity and PGI.

          (c) Except as specifically warranted in this Section, the Prime Transferors make no representations and warranties to the Company or the Operating Partnership whatsoever regarding the Contributed Entities, the assets or properties to be acquired under the Contributed Contracts, the Facility Acquisition Agreement, or the assets of the Contributed Entities, including, but not limited to, THE WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE SPECIFICALLY DISCLAIMED. The Operating Partnership acknowledges that all of the assets to be conveyed by the Prime Transferors to the Operating Partnership (and all of the assets of the Contributed Entities) will be conveyed "as is, where is." The Prime Transferors make no representation or warranty with respect to any asset which is the subject of any of the Facility Acquisition Agreement.

          (d) The Company hereby represents, warrants and covenants with and to the Prime Transferors as follows:

               (i) It is a real estate investment trust duly organized and validly existing under the laws of the State of Maryland.

               (ii) It has the full power and authority under the terms of its trust agreement to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

               (iii) This Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms.

               (iv) On the Closing Date, the Operating Partnership and/or the Services Company will hire all of the employees of the Prime Transferors associated with the Contributed Projects and will assume all liabilities and obligations to or with respect to such employees, including any accrued but unpaid benefits, bonuses and vacation pay.

          (e) The Operating Partnership hereby represents, warrants and covenants with and to the Prime Transferors as follows:

               (i) It is a limited partnership duly organized and validly existing under the laws of the State of Delaware.

               (ii) It has full legal power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

               (iii) This Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms.

               (iv) The Common Units to be issued by the Operating Partnership to the Prime Transferors pursuant to the terms of this Agreement will, when issued in accordance herewith be duly authorized, fully paid and nonassessable.

               (v) The Operating Partnership will not take any action which would cause the transfers provided for in Section 1 not to qualify for tax-free treatment under section 351 of the Code.

          (f)  All of the representations and warranties provided for in this
Section 6 shall survive the Closing Date and the delivery of the closing documents on the Closing Date for a period of one year.

     7.   CONDITIONS PRECEDENT.

          (a) The obligation of the Prime Transferors to consummate the transactions contemplated hereby is subject to the satisfaction of the following conditions (any of which may be waived by the Prime Transferors in writing):

               (i) All the terms, covenants and conditions of this Agreement to be complied with and performed by the Company or the Operating Partnership on or before the Closing Date shall have been fully complied with and performed in all respects.

               (ii) All the representations and warranties made by the Company and Operating Partnership herein shall be true and correct in all material respects on and as of the Closing Date.

               (iii) All consents required for the valid and effective transfer of the assets to be transferred in accordance with Section 1 shall have been obtained and the consent to the assumption by the Operating Partnership of the obligations to be assumed by the Operating Partnership pursuant to Section 4 shall have been obtained, except for any approvals and consents described in
Schedule 10 to this Agreement.

               (iv) There shall be no pending or threatened litigation against any of the parties hereto concerning or relating to the transactions contemplated hereby.

               (v) The approval of all administrative agencies, if any, whose approval of the transactions contemplated hereby is necessary or desirable shall have been obtained.

               (vi) The Company, the Operating Partnership, PGI and the other parties signatory thereto shall have entered into a Registration Rights Agreement substantially in the form of Exhibit B attached hereto and made a part hereof.

               (vii) The Company, the Operating Partnership, Michael W. Reschke and PGI shall have entered into a Non-Compete Agreement substantially in the form of Exhibit C attached hereto and made a part hereof.

               (viii) PGI shall have entered into an Indemnity Agreement substantially in the form of Exhibit D attached hereto and made a part hereof.

          (b) The obligations of the Company and the Operating Partnership to consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions (any of which may be waived by the Company and Operating Partnership in writing):

               (i) All the terms, covenants and conditions of this Agreement to be complied with and performed by the Prime Transferors on or before the Closing Date shall have been fully complied with and performed in all respects.

               (ii) All the representations and warranties made by the Prime Transferors herein shall be true and correct in all material respects on and as of the Closing Date.

               (iii) All required consents necessary for the valid and effective transfer of the assets to be transferred to the Operating Partnership in accordance with the provisions of Section 1 shall have been obtained and the consent to the assumption by the Operating Partnership of the obligations to be assumed by the Operating Partnership pursuant to Section 4 shall have been obtained, except for any approvals and consents described in Schedule 10 to this Agreement.

               (iv) The Operating Partnership shall have obtained title insurance (or endorsed commitment) insuring that all real property owned by the Contributed Entities, are vested in the respective entities free and clear of all mortgages, liens and encumbrances except those reasonably acceptable to the Operating Partnership.

               (v) The conditions referred to in Sections 7(a)(iv) through 7(a)(xii) shall have been complied with or otherwise satisfied.

     8.   INDEMNIFICATION

          (a) Each Prime Transferor hereby agrees to indemnify the Company and the Operating Partnership for, and to hold the Company and the Operating Partnership harmless from, the following:

               (i) Any and all liabilities, damages, losses, costs or deficiencies resulting from any misrepresentation, breach of any warranty or nonfulfillment of any agreement or covenant on the part of that Prime Transferor, whether contained in this Agreement or in any document furnished in connection with the transactions contemplated hereby; and

               (ii) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to the foregoing, including reasonable attorney's fees.

          (b) Each of the Company and the Operating Partnership hereby agrees to indemnify each Transferor for, and to hold each Prime Transferor harmless from, the following:

               (i) Any and all indebtedness, lease, contract or other liabilities and obligations assumed by the Company and the Operating Partnership in accordance with the terms hereof;

               (ii) Any and all liabilities, losses, costs, damages or deficiencies resulting from any misrepresentations, breach of any warranty or nonfulfillment of any agreement or covenant on the part of the Company or the Operating Partnership, whether contained in this Agreement or in any document furnished in connection with the transactions contemplated hereby;

               (iii) Any and all liabilities, damages, losses, costs or deficiencies resulting from any act or circumstance relating to any of the assets transferred (including the assets and operations of the Contributed Entities and operations of PGI's office and industrial real estate division) whenever occurring;

               (iv) Any loss, claim, damage, or liability, including any loss, claim, damage, or liability under the Securities Act of 1933, as amended, or any applicable state securities laws, arising out of, or attributable to the Offering, except for losses, claims, damages or liabilities arising from the inaccuracy of information supplied in writing by PGI for inclusion in the prospectus relating to the Offering; and

               (v) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to any of the foregoing, including reasonable attorneys' fees.

          (c)  Any party seeking indemnification ("Indemnitee") pursuant to this
Section 8 shall promptly (within 20 days of service to the Indemnitee if a third party has commenced actual litigation against the Indemnitee) give written notice to the party from which indemnification is sought ("Indemnitor") after the Indemnitee has knowledge of any claim against the Indemnitor as to which recovery may be sought against the Indemnitee pursuant to this Section 8, or of the commencement of any legal proceedings against the Indemnitee as to such claim after the Indemnitee has knowledge of such proceedings, whichever shall first occur, and shall permit the Indemnitor to assume the defense of any such claim or any litigation resulting from such claim. Such notice shall specify in reasonable detail the facts known to the Indemnitee giving rise to such indemnification rights and, if possible, an estimate of the amount of liability which could result therefrom. The right of the Indemnitee to indemnification hereunder shall be deemed agreed to unless, within ten days after the receipt of such notice, the Indemnitee is notified in writing by the Indemnitor that it disputes the right to indemnification as set forth in such notice. Failure by the Indemnitor to notify the Indemnitee of the Indemnitor's election to defend such action within ten days after notice thereof shall have been given to the Indemnitor, or failure to deliver notification to the Indemnitee by the Indemnitor that the Indemnitee's right to indemnification is being disputed, shall be deemed an acknowledgment by Indemnitor that Indemnitee is entitled to indemnification hereunder and shall be deemed to be an election by Indemnitor to defend such action. The Indemnitor shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment (except with the consent of the Indemnitee) or enter into any settlement (except with the consent of the Indemnitee) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitee of a full, absolute and unconditional release from all liability in respect of such claim or litigation.

          (d) If the Indemnitor shall not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against such claim or litigation in such manner as it may deem appropriate. The Indemnitee may settle such claim or litigation on such terms as it may deem appropriate and the Indemnitor shall promptly reimburse the Indemnitee for the amount of such settlement, and all expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against, or settlement of, such claim or litigation. If no settlement of such claim or litigation is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or in such litigation, and of all expenses, legal or otherwise, incurred by the Indemnitee in the defense against such claim or litigation. Notwithstanding the foregoing, if the Indemnitor has disputed the Indemnitee's right to indemnification in accordance with the provisions of
Section 8(c), the Indemnitor shall not be obligated to pay the Indemnitee the amount provided for in this Section 8(d) until such dispute has been resolved and it has been determined that the Indemnitor is required to make such indemnification payment.

          (e) The right of any party to seek indemnification hereunder shall expire as to any claim not made on or prior to the first anniversary of the Closing whether or not the basis for any such claim was known on such date.

     9.   MISCELLANEOUS.

          (a) Each of the parties hereto hereby covenants and agrees that subsequent to the Closing Date they will, at any time, and from time to time, upon the request and at the expense of the Company, do, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required to fully effectuate the transactions contemplated by this Agreement. Each of the Prime Transferors hereby constitutes and appoints the Company as its true and lawful attorney-in-fact, with full power of substitution, to collect for the account of the Company or the Operating Partnership, as applicable, any receivables and other items conveyed to the Company or the Operating Partnership, as applicable, pursuant to the provisions of Section 1, to endorse in the name of the Prime Transferor, the Company or the Operating Partnership, or any of them, any check received on account of any receivable, claim or other item, to institute and prosecute in the name of a Prime Transferor or otherwise, any and all proceedings which the Company or the Operating Partnership may deem proper in order to collect, assert or enforce any claim, right or title of any kind in and to any of such transferred assets.

          (b) All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and be personally delivered against a written receipt, delivered to a reputable overnight courier, for overnight delivery, transmitted by confirmed telephonic facsimile (fax) or transmitted by mail, registered, express or certified, return receipt requested, postage prepaid, addressed as follows:

     If to the Company or the Operating Partnership:

          Prime Group Realty Trust
          77 West Wacker Drive
          Suite 3900
          Chicago, Illinois 60601
          Attn: President
          Fax: (312) 917-0460

     With a copy to:

          Prime Group Realty Trust
          77 West Wacker Drive
          Suite 3900
          Chicago, Illinois 60601
          Attn: General Counsel
          Fax: (312) 917-1684


     If to PGI or PGLP:

          c/o The Prime Group, Inc.
          77 West Wacker Drive
          Suite 3900
          Chicago, Illinois 60601
          Attn:  Michael W. Reschke
          Fax: (312) 917-1511

     With a copy to:

          Winston & Strawn
          35 West Wacker Drive
          Chicago, Illinois 60601
          Attn: Wayne D. Boberg
          Fax: (312) 558-5700


All notices, demands and requests shall be effective upon being properly personally delivered, upon being delivered to a reputable messenger service, upon transmission of a confirmed fax, or upon being deposited in the United States mail in the manner provided in this Section 9. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of personal delivery, the date of delivery by a reputable messenger service, the date on the confirmation of a fax, or the date on the return receipt, as applicable. If any party refuses delivery, the notice, demand or request shall be deemed received (i) one business day after personal delivery of the notice, demand or request was attempted or the notice, demand or request was delivered to a reputable overnight courier or was transmitted by fax or (ii) three business days after the notice, demand or request was deposited in the United States mail.

          (a) This Agreement may be modified or amended from time to time only by a written instrument executed by all of the parties hereto.

          (b) Captions contained in this Agreement are inserted only as a matter of convenience and reference, and in no way define, limit, extend or describe the scope of this Agreement, or the intent of any provision hereof. All references to Sections herein shall refer to Sections of this Agreement unless the context clearly requires otherwise.

          (c) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          (d) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois without regard to its conflicts of laws rules.

          (e) This Agreement represents the entire agreement of the parties hereto with respect to the subject matter hereof.

          (f) This Agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

                           [signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                    PRIME GROUP REALTY TRUST


                    By:________________________________
                         Its___________________________

                    PRIME GROUP REALTY, L.P.


                    By: Prime Group Realty Group
                          Its General Partner


                    By:________________________________
                         Its___________________________




                    THE PRIME GROUP, INC.


                    By:________________________________

                    Name:______________________________

                    Title:_____________________________


                    PRIME GROUP LIMITED PARTNERSHIP


                    By:________________________________
                         Michael W. Reschke,
                         Managing General Partner

                                  SCHEDULE 1
                                      TO
                              FORMATION AGREEMENT

                               PRIME PROPERTIES


                          Interest Being     Interest Being
                          Transferred        Transferred         Interest Being
                          From PGI to        From PGLP to        Transferred
          Address of      Operating          Operating           From PGLP to
 Entity    Project        Partnership        Partnership         the Company
--------  ----------      -------------      --------------      --------------




                                  SCHEDULE 2
                                      TO
                              FORMATION AGREEMENT

                         PRIME CONTRIBUTION PROPERTIES


                          Interest Being     Interest Being
                          Transferred        Transferred         Interest Being
                          From PGI to        From PGLP to        Transferred
          Address of      Operating          Operating           From PGLP to
 Entity    Project        Partnership        Partnership         the Company
--------  ----------      -------------      --------------      --------------





                                  SCHEDULE 3
                                      TO
                              FORMATION AGREEMENT

                        CONTRIBUTED ASSETS RELATING TO
                     PGI'S OFFICE AND INDUSTRIAL DIVISION

                                  SCHEDULE 4
                                      TO
                              FORMATION AGREEMENT

                      CONTRIBUTED LIABILITIES RELATING TO
                      PGI OFFICE AND INDUSTRIAL DIVISION

                                  SCHEDULE 5
                                      TO
                              FORMATION AGREEMENT

                            ACQUISITION PROPERTIES



Entity                                  Address of Project

[Salt Creek Properties]

[Continental Properties]

[Mishawauka Indiana Property]

[Wisconsin Properties]

[Nardi Properties]

                                  SCHEDULE 6
                                      TO
                              FORMATION AGREEMENT

                       CONTINENTAL MANAGEMENT CONTRACTS



Entity                       Address of Project

                                  SCHEDULE 7
                                      TO
                              FORMATION AGREEMENT

                            LAND OPTION AGREEMENTS



Entity                          Address of Project

                                  SCHEDULE 8
                                      TO
                              FORMATION AGREEMENT

                               CERTAIN PAYMENTS


Amounts Payable to PGI or PGLP pursuant to Section [2]:

     Purchase Price for the interests in
     _______________ and__________ described
     in Section [1(c)]:                            $_________


                                                   $_________
     ACQUISITION COSTS

     EARNEST MONEY DEPOSITS:

     Facility Acquisitions


Amounts Payable to PGI or PGLP or otherwise pursuant to Section 4(b):

     CREDIT ENHANCEMENT
     COMMITMENT FEE:

     [_____]

          REAL ESTATE
          TRANSFER TAXES                           $_________

                                                   $_________
     OFFERING COSTS AND EXPENSES:

     Costs and Expenses through _/_/97             =========


             TOTAL                                 $
                                                   =========

                                  SCHEDULE 9
                                      TO
                              FORMATION AGREEMENT

                              DISCLOSURE SCHEDULE



Entity                           Address of Project

                                  SCHEDULE 10
                                      TO
                              FORMATION AGREEMENT

                             POST-CLOSING CONSENTS